UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2019

PARSLEY ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36463	46-4314192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Colorado Street Suite 3000 Austin, Texas 78701
(Address of principal executive offices) (Zip Code)

(737) 704-2300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PE	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.
On July 22, 2019, Parsley Energy, Inc. (the “Company”) and Parsley Energy, LLC (“Parsley LLC”) entered into the Fourth Amended and Restated Limited Liability Company Agreement of Parsley LLC (the “Fourth A&R Parsley LLC Agreement”). The Fourth A&R Parsley LLC Agreement amended and restated the Third Amended and Restated LLC Agreement of Parsley LLC, dated as of February 20, 2019, to, among other things, update certain tax-related provisions. Each member of Parsley LLC consented to the adoption of the Fourth A&R Parsley LLC Agreement.
The foregoing description of the Fourth A&R Parsley LLC Agreement is qualified in its entirety by reference to the Fourth A&R Parsley LLC Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.05	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On July 22, 2019, the Company combined its Financial Code of Ethics for senior financial officers with its Code of Business Conduct and Ethics (as amended, the “Code”), which applies to all of its directors, officers and other employees. The Company also adopted certain amendments to the Code, including, among other things, (i) expanded provisions relating to compliance with anti-bribery and anti-corruption laws, (ii) the inclusion of a provision relating to compliance with antitrust laws, (iii) expanded provisions relating to reporting violations of the Code and (iv) other administrative and non-substantive amendments. The Code is available on the Company's website at www.parsleyenergy.com/investors/governance.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amended and Restated Limited Liability Company Agreement of Parsley Energy, LLC, dated July 22, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel
Dated: July 25, 2019